Long-term Investments	12 Months Ended
Dec. 31, 2017
LONG-TERM INVESTMENTS [Abstract]
Long-term Investments

8.                  LONG-TERM INVESTMENTS

As of December 31, 2016 and 2017, the aggregate carrying value of all cost-method investments was US$22,585 and US$30,152, respectively, mainly consisting of the Sogou Group’s investment in the preferred shares of Zhihu Technology Limited (“Zhihu”). Nil, nil and US$230 impairment loss was recognized for the years ended December 31, 2015, 2016 and 2017.

As of December 31, 2017, the Sogou Group had invested a cumulative total of US$18,857 in Zhihu, a company that engages primarily in the business of operating an online question and answer-based knowledge and information sharing platform. The Sogou Group accounted for the investment in Zhihu using the cost method, since the Sogou Group does not have significant influence over Zhihu and the underlying shares are not considered in-substance common stock.